Exhibit 99.1

KPMG LLP
1676 International Drive
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance LLC (the “Company”)

Deutsche Bank Securities Inc.

Barclays Capital Inc.

(together with the Company, the “Specified Parties”)

Re: Exeter Automobile Receivables Trust 2017-3, Automobile Receivables Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on specific attributes identified by the Company contained in an electronic data file (“Data File” defined below) related to a pool of automobile loan contracts which we were informed are intended to be included as collateral in the offering of the Notes. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loans” refers to automobile loan contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles.

•	The term “Data File” refers to the electronic data file entitled (“Stat Cut 8032017_DB.xlsx”) provided to us by the Company on August 21, 2017, containing certain information related to 35,148 Loans as of the close of business on August 3, 2017.

•	The term “Source Documents” refers to the following information sources provided by the Company: Sales Contract, Shaw Loan Operating System, Global Search imaging system (“Global Search System”), Customer Acquisition and Life Cycle Management System (“CALMS”), APLNContract within the Company’s data warehouse (“APLNContract”), and an electronic data file containing information on two Selected Loans (Account Numbers 1798651 and 1977842) which we were informed was extracted from the Company’s Origenate System (“Origenate Schedule”). For these two Selected Loans, the source information is stored in the Company’s Origenate System, which is no longer active and has been replaced by CALMS. The Source Documents, furnished to us by the Company, were represented by the Company to be either the original Source Document, a copy of the original Source Document, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents or the execution of the Sales Contract by the borrower.

•	The term “Title Certificate” refers to a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title, Lien Holder’s Release Form, and/or Notice of Lien Application provided to us by the Company.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Application for Financing” refers to the Credit Application, Credit Bureau Report, Truth-in Lending Disclosure Statement, and Agreement to Provide Insurance provided to us by the Company.

•	The term “Provided Information” means the Source Documents, Title Certificate, and Application for Financing.

The Company is responsible for the specified attributes identified by the Company in the Data File.

A.	We were instructed by the Company to randomly select 150 Loans from the Data File (the “Selected Loans”). For the purpose of this procedure, the Company did not inform us as to the basis for how they determined the number of Loans that we were instructed to randomly select from the Data File. A listing of the Selected Loans is attached hereto as Exhibit A.

B.	For each Selected Loan, we compared the attributes listed below in the Data File to the corresponding information appearing on or derived from the Source Document. The Specified Parties indicated that the absence of any of the specified Loan File documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the specified attributes indicated below, constituted an exception.

Attribute	Source Document(s)
Vehicle Identification Number (VIN)	Sales Contract and Shaw Loan Operating System
Origination Date	Sales Contract and Shaw Loan Operating System
Monthly P&I Payment	Sales Contract or Shaw Loan Operating System
Original Amount Financed	Sales Contract and Shaw Loan Operating System
Original Term to Maturity	Sales Contract and Shaw Loan Operating System
Annual Percentage Rate (APR)	Sales Contract or Shaw Loan Operating System
Model Type (New/Used)	CALMS or Shaw Loan Operating System or Origenate Schedule
Vehicle Model Year	Sales Contract or CALMS or Origenate Schedule
Vehicle Make	Sales Contract or CALMS or Origenate Schedule
Vehicle Model	Sales Contract or CALMS or Origenate Schedule
Borrower State (current)	Sales Contract or CALMS or Origenate Schedule
FICO Score	CALMS or Origenate Schedule or Shaw Loan Operating System or APLNContract
Custom Score	CALMS or Origenate Schedule or Shaw Loan Operating System or APLNContract

We found the information listed in the Data File to be in agreement with the corresponding information in the respective Source Documents noted above.

C.	For each Selected Loan, we compared the VIN on the Title Certificate to the VIN listed in the Data File and found such information to be in agreement. We make no representation as to the validity of the Title Certificate.

D.	For each Selected Loan, we read the Sales Contract and found that both the borrower state address and dealer state address were located within the United States.

E.	For each Selected Loan, we were provided access to the Company’s CALMS and Global Search System and found that the underwriting overview screen capture had an employee credit approval notation. For the two loans (Account Numbers 1798651 and 1977842) held in the Origenate System, we found that the Origenate Schedule included a decision status field pulled from the Origenate System that confirmed the approval of these loans. We make no representation regarding to the validity of such approval.

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F.	For each Selected Loan, we were provided access to the Company’s CALMS and Global Search System and observed the existence of (i) an electronic copy of the Title Certificate listing the Company as the security interest holder of the vehicle, and (ii) an electronic copy of an Application for Financing. We make no representation as to the enforceability of such security interest or the validity of such application.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specific attributes identified in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions, and information indicated in the Data File or Provided Information, without verification or evaluation of such methodologies, assumptions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions, or information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

August 29, 2017

McLean, Virginia

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Exhibit A

Selected Loan Number	Account Number	Selected Loan Number	Account Number	Selected Loan Number	Account Number
1	7542426	30	7255490	59	7106156
2	7629678	31	6358626	60	7498405
3	7609530	32	6669063	61	7645633
4	7415847	33	7426174	62	7649536
5	7136740	34	7657794	63	7372204
6	7506546	35	7463649	64	7490121
7	7485329	36	7666746	65	7658487
8	7530223	37	7687973	66	7639669
9	7596315	38	7518533	67	7426711
10	7708746	39	6521389	68	7709975
11	7542137	40	7355357	69	7632714
12	7640550	41	7554652	70	7453137
13	7633779	42	7665490	71	7301724
14	7603806	43	7540628	72	7624356
15	7111792	44	7679962	73	7203649
16	7287345	45	7296239	74	7650237
17	7422710	46	7467079	75	7644008
18	7682446	47	7582372	76	7356090
19	7470933	48	7489602	77	7453012
20	7430150	49	7460850	78	7477300
21	7699390	50	7466980	79	6928907
22	7560238	51	7631559	80	7520232
23	7706351	52	7615404	81	7138548
24	7546823	53	7576564	82	7431521
25	7555980	54	7111941	83	7600067
26	7674062	55	7612450	84	7428642
27	7633985	56	7302771	85	7564255
28	7501166	57	7710643	86	7651201
29	7338551	58	7611460	87	7666159

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Selected Loan Number	Account Number	Selected Loan Number	Account Number	Selected Loan Number	Account Number
88	7623085	109	7639180	130	7225345
89	7622269	110	7660970	131	7444755
90	7684798	111	7492531	132	7571391
91	7654247	112	7483522	133	7595556
92	7569619	113	7704703	134	7652605
93	7451446	114	7463854	135	7605546
94	7675788	115	7488273	136	7453335
95	7495989	116	7669674	137	7293319
96	7617210	117	7569635	138	7629470
97	7595291	118	7490428	139	7126576
98	7447261	119	7504749	140	7220478
99	7437403	120	7650617	141	7468374
100	6833289	121	7424500	142	7508377
101	7627672	122	7528292	143	7134109
102	7650989	123	7596190	144	6485809
103	1977842	124	7566029	145	7506330
104	7625833	125	7673031	146	7219116
105	7435118	126	7393655	147	7573991
106	7659915	127	7648066	148	7394422
107	7574338	128	1798651	149	7507775
108	7508658	129	7437536	150	7584584

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